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                                                                      EXHIBIT 23


                         [DELOITTE & TOUCHE LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-80818 and No. 33-80820 of Detrex Corporation and subsidiaries on Form S-8 of our report dated March 21, 2003, appearing in and incorporated by reference in this Annual Report on Form 10-K of Detrex Corporation and subsidiaries for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP

Detroit, Michigan
March 28, 2003